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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2019

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. [  ]

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2019, the Board of Directors of Erie Indemnity Company (the "Company") approved an amendment to Section 3.09 of the Company's Bylaws. The purpose of this amendment is to identify additional resources with whom the Nominating and Governance Committee may consult as it recommends the selection of the principal officers of the Company. The amendment is effective April 30, 2019 and the revised text of Section 3.09 appears below. The foregoing summary of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.10 to this Report.

Section 3.09. Nominating and Governance Committee. The Board of Directors shall appoint annually a Nominating and Governance Committee ("Nominating Committee") which shall consist of not less than three (3) Directors, each of whom is not an officer or employee of the corporation or of any entity controlling, controlled by, or under common control with the corporation. The Nominating Committee shall have responsibility for recommending to the Board of Directors candidates to be nominated by the Board of Directors, in addition to any other nominations by Voting Shareholders, for election as Directors by Voting Shareholders. The Nominating Committee shall also have responsibility, after consultation with the Executive Compensation and Development Committee or such other committees of the Board of Directors or Executive or Senior Officers of the corporation that the Nominating Committee reasonably believes has relevant knowledge and expertise, for recommending to the Board of Directors the selection of the officers deemed to be principal officers of the corporation. The Nominating Committee shall perform such other duties as from time to time may be assigned by the Board of Directors, as provided for in the Nominating and Governance Committee Charter approved by the Board of Directors and as may be required by the rules and regulations of the applicable regulatory authorities.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its 94th Annual Meeting of Shareholders on April 30, 2019. On the record date for the Annual Meeting, the Company had 2,542 shares of Class B common stock outstanding which had the exclusive right to vote on all matters presented for consideration at the meeting.

(b) At the Annual Meeting, shareholders of the Company re-elected 12 incumbent directors to serve on the Company's Board of Directors for a one-year term. The names of the elected directors and voting results appear below. None of the shareholders who voted withheld authority or abstained on any of the proposals.

For
J. Ralph Borneman, Jr.	2,540
Eugene C. Connell	2,540
Salvatore Correnti	2,540
LuAnn Datesh	2,540
Jonathan Hirt Hagen	2,540
Thomas B. Hagen	2,540
C. Scott Hartz	2,540
Brian A. Hudson, Sr.	2,540
George R. Lucore	2,540
Thomas W. Palmer	2,540
Martin P. Sheffield	2,540
Elizabeth Hirt Vorsheck	2,540

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Item 8.01 Other Events.

At its meeting on April 30, 2019, the Company's Board of Directors approved the following quarterly dividend on shares of Erie Indemnity Company Class A common stock:

Dividend Number: 355
Class A Rate Per Share: $0.90
Declaration Date: April 30, 2019
Ex-Dividend Date: July 8, 2019
Record Date: July 9, 2019
Payable Date: July 23, 2019

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 3.10 Erie Indemnity Company Amended and Restated Bylaws dated April 30, 2019

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Exhibit Index

Exhibit No.	Description

3.10	Erie Indemnity Company Amended and Restated Bylaws dated April 30, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

May 3, 2019	By:	/s/ Brian W. Bolash

Name: Brian W. Bolash
Title: Vice President, Secretary and Senior Counsel